                                                                    EXHIBIT 99.3


THESE SECURITIES ARE NOT DEPOSITS OR OBLIGATIONS OF A SAVINGS BANK OR SAVINGS ACCOUNTS AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. THIS NOTE IS EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


No.:  R-1
CUSIP No.:  07262LAB7                        Principal Amount: $100,000,000.00


                         BAY VIEW CAPITAL CORPORATION

                      9-1/8% Subordinated Notes due 2007

     Bay View Capital Corporation, a Delaware corporation (hereinafter called the "Company", which term includes any successor corporation under the Indenture referred to below), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ONE HUNDRED MILLION DOLLARS ($100,000,000.00) on August 15, 2007 and to pay interest thereon from August 28, 1997 or from the most recent date to which interest has been paid or duly provided for, semiannually on February 15 and August 15 of each year (each, an "Interest Payment Date"), commencing February 15, 1998, and at Maturity, at the rate of 9.125% per annum, until the principal hereof is paid or duly made available for payment. Interest on this Note shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 1 or August 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the registered Holder hereof on the relevant Regular Record Date by virtue of having been such Holder, and may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture.


     Payment of the principal of and premium, if any, and the interest on this Note will be made at the office or agency of the Company maintained for that purpose in the place where the Corporate Trust Office of the Trustee shall from time to time be located and, in the event that Notes in definitive certificated form are issued in exchange for Notes in global form, in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Company, interest may be paid by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by transfer to an account maintained by the payee located in the United States.

     This Note is one of a duly authorized issue of Securities of the Company (herein called the "Notes") issued and to be issued in one or more series under an Indenture dated as of August 28, 1997 (herein called, together with all indentures supplemental thereto and the Officers' Certificate establishing the form and terms of the Notes, the "Indenture") between the Company and SunTrust Bank, Central Florida, National Association, as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, limited (subject to exceptions provided in the Indenture) in aggregate principal amount to $100,000,000.

     Subject to Section 404 of the Indenture, the payment of the indebtedness evidenced by this Note is, to the extent and in the manner set forth in the Indenture, expressly subordinated to all Senior Indebtedness of the Company. This Note is issued subject to such subordination provisions of the Indenture, and each Holder of this Note, by accepting the same, agrees to and shall be bound by such provisions and authorizes and directs the Trustee on his behalf, as between the Holders of the Notes and the holders of Senior Indebtedness, to take such action as may be necessary or appropriate to effectuate such subordination as provided in the Indenture and appoints the Trustee his attorney-in-fact for any and all such purposes.

     The Notes shall be redeemable at the option of the Company (upon obtaining the approval of the Federal Reserve Board, if required, in the event the Company becomes a bank holding company), in whole or from time to time in part, at any time on or after August 15, 2002, on not less than 30 nor more than 60 days' prior written notice to each Holder of Notes to be redeemed, at the Redemption Prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest, if any, to the relevant Redemption Date, if redeemed during the 12-month period beginning on August 15 of the years indicated below; provided that installments of interest on Notes whose Stated Maturity is on or prior to the relevant Redemption Date shall be payable to the Holders of such Notes (or one or more Predecessor Securities) registered as such at the close of business on the relevant Regular Record Dates:

                               Redemption
               Year              Price
        ---------------------  -----------
        2002.................     104.563%
        2003.................     103.042%
        2004.................     101.521%
        2005 and thereafter..     100.000%


          In addition, at any time prior to August 15, 2002, the Notes will be redeemable at the option of the Company, in whole or from time to time in part, within 180 days of the occurrence of a Change of Control or a Regulatory Event, on not less than 30 nor more than 60 days' prior written notice to each holder of Notes to be redeemed, at a redemption price equal to the sum of (x) the principal amount thereof, plus (y) accrued and unpaid interest, if any, to the applicable date of redemption, plus (z) the Applicable Premium.

          If an Event of Default under Section 501(5) or 501(6) of the Indenture shall occur and be continuing, the principal of and accrued and unpaid interest on the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series issued under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of each series affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of any series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Notes issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the time, place and rate, and in the coin or currency, herein and in the Indenture prescribed.

          As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Security Register upon surrender of this Note for registration of transfer at the office or agency of the Company maintained for the purpose pursuant to the Indenture, duly endorsed, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Notes are issuable only in registered form without coupons in the denominations of $1,000 and integral multiples of $1,000. As provided in the Indenture and subject to certain limitations set forth therein, the Notes are exchangeable for a like aggregate principal amount of Notes of authorized denominations as requested by the Holders surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith, other than in certain cases provided in the Indenture.

          Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          The Indenture requires that the Company comply with certain covenants, including, without limitation, covenants restricting the ability of the Company and its Subsidiaries to make certain Restricted Payments and to enter into certain transactions with Affiliates, a covenant requiring the Company to provide certain annual and quarterly reports to Holders of Notes, and a covenant limiting the ability of the Company to consolidate with or merge into any Person or to sell, assign, transfer, lease or otherwise convey all or substantially all of its properties and assets to any Person. These covenants are subject to a number of important qualifications and exceptions set forth in the Indenture.

          The Indenture contains provisions whereby (i) the Company may be discharged from its obligations with respect to the Notes (subject to certain exceptions) or (ii) the Company may be released from its obligations under specified covenants and agreements in the Indenture, in each case if the Company irrevocably deposits with the Trustee money or Government Obligations sufficient to pay and discharge the entire indebtedness on all Notes, and satisfies certain other conditions, all as more fully provided in the Indenture.

          This Note shall be governed by and construed in accordance with the laws of the State of New York.

          All terms used in this Note which are defined in the Indenture and not defined herein shall have the meanings assigned to them in the Indenture.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee under the Indenture by the manual signature of one of its authorized signatories, this Note shall not be entitled to any benefits under the Indenture or be valid or obligatory for any purpose.



                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:  August 28, 1997             Bay View Capital Corporation


[Seal]                              By: /s/ Edward H. Sondker
                                       ______________________________________
                                       Edward H. Sondker
                                       President and Chief Executive Officer



Attest: /s/ Robert J. Flax
        ________________________________________
        Robert J. Flax
        Executive Vice President, General Counsel
        and Secretary



TRUSTEE'S CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

SunTrust Bank, Central Florida, National Association, as Trustee



By:           /s/ Theresa Hawkins
   ____________________________________________
               Authorized Signatory

                                 ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM--as tenants in common    UNIF GIFT MIN ACT- ______ Custodian ______
  TEN ENT--as tenants by the entireties               (Cust)           (Minor)
  JT TEN--as joint tenants with right of         Under Uniform Gifts to Minors
          survivorship and not as tenants        Act_________________________
          in common                                        (State)

    Additional abbreviations may also be used though not in the above list.

                    ______________________________________


FOR VALUE RECEIVED, the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
____________________________________________________
|                                                   |
|                                                   |
_____________________________________________________



________________________________________________________________________________
            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE


________________________________________________________________________________
the within security and all rights thereunder, hereby irrevocably constituting and appointing

_______________________________________________________________________ Attorney
to transfer said security on the books of the Company with full power of substitution in the premises.

Dated:__________________________________________________________________________


      Notice:  The signature to this assignment must correspond with the name as it appears upon the face of the within security in every particular, without alteration or enlargement or any change whatever.